United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2026 (January 23, 2026)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2026, W. Bradley Southern, Chief Executive Officer (“CEO”) and Chairperson of the Board of Directors (the “Board”) of Louisiana-Pacific Corporation (“LP”), notified the Board of his intention to retire from the Board, including the role of Chairperson, effective February 19, 2026. The Board has accepted this notice and expressed its appreciation for Mr. Southern’s leadership and contributions to the company. Mr. Southern’s decision to retire from the Board was made in connection with LP’s leadership succession planning and was not the result of any disagreement with LP on any matters relating to LP’s operations, policies or practices.

In connection with this transition, on January 26, 2026, the Board elected F. Nicholas Grasberger III as independent Chairperson of the Board, effective February 19, 2026. Mr. Grasberger has served on the Board since 2019 and currently serves on the Board’s Compensation, Finance and Audit, and Governance and Corporate Responsibility Committees.

On January 26, 2026, the Board also appointed LP President and CEO-elect Jason Ringblom to the Board as a Class III director, effective February 19, 2026. Mr. Ringblom’s addition to the Board aligns with LP’s broader CEO succession plan. Mr. Ringblom is expected to serve on the Executive Committee of the Board and will not receive any additional compensation for his service on the Board. There are no arrangements or understandings between Mr. Ringblom and any other persons pursuant to which he was selected as a director. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Ringblom and LP.

Additionally, on January 23, 2026, Dustan E. McCoy notified the Board of his intention to retire from the Board effective May 1, 2026, the date of LP’s 2026 Annual Meeting of Stockholders. Ozey K. Horton Jr. is also expected to retire from the Board effective May 1, 2026 in accordance LP’s mandatory age retirement policy for directors. Following these changes and effective May 1, 2026, the Board will consist of eight directors, including Mr. Ringblom and seven independent directors.

Item 7.01     Regulation FD Disclosure.

On January 28, 2026, LP issued a press release announcing Mr. Grasberger’s appointment as independent Chairperson of the Board and the other changes in Board composition described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by LP on January 28, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon the beliefs and assumptions of, and on information currently available to, our management; assumptions upon which such forward-looking statements are based are also forward-looking statements. Forward-looking statements can be identified by words such as “may,” “will,” “could,” “should,” “believe,” “expect,” “anticipate,” “assume,” “intend,” “plan,” “seek,” “estimate,” “project,” “target,” “potential,” “continue,” “likely,” or “future,” as well as similar expressions, or the negative or other variations thereof. Forward-looking statements include other statements regarding matters that are not historical facts, including statements regarding the director transition dates and committee appointment, among other matters. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond LP’s control, including the risks and uncertainties disclosed in LP’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, available at www.sec.gov. Except as required by law, LP does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect new information, subsequent events, or circumstances arising after the date hereof.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Leslie E. Davis
Leslie E. Davis
Vice President, Controller and Chief Accounting Officer
Date: January 28, 2026